SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 13, 2002
                Date of report (Date of Earliest Event Reported)

                              KATY INDUSTRIES, INC.
             (Exact name of Registrant as specified in Its Charter)

         DELAWARE                        1-5558                   75-1277589
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

               765 Straits Turnpike, Middlebury, Connecticut 06762
              (Address of principal executive offices and zip code)

                                 (203) 598-0397
               Registrant's telephone number, including area code

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Item 7. Exhibits.

(c) Exhibits

     Number      Exhibit

      99.1 CEO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.2 CFO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure

      On August 13, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of C. Michael Jacobi, the registrant's chief executive officer, and Amir Rosenthal, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits
99.1 and 99.2.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KATY INDUSTRIES, INC.

Date: August 13, 2002               By:  /s/ Amir Rosenthal
                                        ----------------------------------------
                                    Amir Rosenthal
                                    Vice President, Chief Financial Officer,
                                    General Counsel and Secretary


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                                LIST OF EXHIBITS

99.1 CEO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 CFO Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002